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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 16, 2001




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                   001-2979                No. 41-0449260
(State or other jurisdiction      (Commission File          (I.R.S. Employer
      of incorporation)               Number)              Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5: Other Events
        ------------

         Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended December 31, 2000. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K for the year ended December 31, 2000.

 Item 7: Exhibits
         --------

         (c)      Exhibits

                  99 Wells Fargo & Company's financial results for the quarter ended December 31, 2000


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 16, 2001.

                                      WELLS FARGO & COMPANY


                                      By: /s/ LES L. QUOCK
                                         -----------------------------------
                                          Les L. Quock
                                          Senior Vice President and Controller